AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: S	PAGE OF PAGES: 1 3		
2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE 12-Aug-2015	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE W81XWH USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014		7. ADMINISTERED BY (If other than item 6) CODE See Item 6	

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ACELRX PHARMACEUTICALS, INC. 351 GALVESTON DR REDWOOD CITY CA 94063-0000		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0046
CODE 5ZVQ4 FACILITY CODE	X	10B. DATED (SEE ITEM 13) 11-May-2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: tduvall154978

The purpose of this unilateral modification is to change the 'Contract Type' on SubCLINs 000101 thru 000103 from FFP to COST to correspond with the CLIN 0001 contract type and resolve a cost voucher payment issue with DCAA.

All other terms and conditions remain unchanged. See 'Summary of Changes' for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) BARRY G. SAYER / CONTRACTING OFFICER TEL: (301) 619-2375 EMAIL: barry.g.sayer.civ@mail.mil	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 01-Sep-2015

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000101
The contract type has changed from FFP to COST.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					$0.00
	CLIN 0001 Funding COST Funding for CLIN 0001 on PR 0010622458-0001. Amount: $993,000.00. Total funded: $993,000.00. Remainder to be funded: $16,019,744.49. FOB: Destination PURCHASE REQUEST NUMBER: 0010622458-0001				
				ESTIMATED COST	$0.00
	ACRN AA CIN: GFEBS001062245800003				$993,000.00

SUBCLIN 000102
The contract type has changed from FFP to COST.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102					$0.00
	CLIN 0001 Funding COST Funding for CLIN 0001 on PR 0010622458-0001. Amount: $6,500,000.00. Total funded: $7,493,000.00. Remainder to be funded: $9,519,744.49. FOB: Destination PURCHASE REQUEST NUMBER: 0010622458-0001				
				ESTIMATED COST	$0.00
	ACRN AB CIN: GFEBS001062245800004				$6,500,000.00

SUBCLIN 000103
The contract type has changed from FFP to COST.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103					$0.00

CLIN 0001 Funding
COST
The full funding for this subCLIN ($3,490,000.00) has been decremented per PR 0010622458-0003.
Amount: $0.00.
Total funded: $7,493,000.00.
Remainder to be funded: $9,519,744.49.
FOB: Destination
PURCHASE REQUEST NUMBER: 0010622458-0003

	ESTIMATED COST	$0.00
ACRN AC CIN: GFEBS001062245800005		$0.00

(End of Summary of Changes)